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                                                                      Exhibit 23

                               ARTHUR ANDERSEN LLP





                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

To National Dentex Corporation:

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement File Nos. 33-77266, 33-77268, 33-77264, 333-28623 and
333-50341.




                                                         /s/ Arthur Andersen LLP

Boston, Massachusetts
February 25, 2000